EXHIBIT 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Joao Prata dos Santos,  certify,  pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002,  that the Quarterly Report on Form 10-Q/A of  Bio-Stuff  for the  quarter ended  June 30, 2009 fully complies  with the  requirements  of  Section  13(a) or 15(d) of the  Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Sierra Resource Group, Inc.

October 12, 2009

By: /s/ JOAO PRATA DOS SANTOS
Joao Prata dos Santos
President and
Chief Executive Officer

     I, Joao Prata dos Santos,  certify,  pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002,  that the Quarterly Report on Form 10-Q/A of  Bio-Stuff  for the  quarter  ended  June 30, 2009 fully complies  with the  requirements  of  Section  13(a) or 15(d) of the  Securities Exchange Act of 1934 and that information  contained in such Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Bio-Stuff.

October 12, 2009

By: /s/ JOAO PRATA DOS SANTOS
Joao Prata dos Santos
Chief Financial Officer

A signed  original of this  written  statement  required by Section 906 has been provided to  Bio-Stuff  and will be retained by Bio-Stuff  and  furnished to the Securities and Exchange Commission or its staff upon request.